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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549
                                    _______

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                   ________


Date of Report (Date of earliest event reported):        October 19, 1999


                             NETIVATION.COM, INC.
            (Exact Name of Registrant as Specified in its Charter)



       DELAWARE                    000-26337
(State or Other Jurisdiction     _______________                82-0514605
  of Incorporation or            (Commission File          (I.R.S. Employer)
    Organization                     Number)            Identification Number)


           806 CLEARWATER LOOP, SUITE N
                   POST FALLS, ID                          83854
      (Address of Principal Executive Offices)          (Zip Code)

 Registrant's telephone number, including area code:    (208) 777-4203



                 ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

MEDMarket, Inc.
---------------

     On October 18, 1999, Netivation.com, Inc. ("Netivation"), acquired all of the issued and outstanding stock of MEDMarket, Inc. ("MEDMarket"). MEDMarket, a Colorado corporation, was founded in 1995 and has developed the MEDMarket Network. The MEDMarket Network is an integrated network of medical business-to-business Web properties comprised of the MEDMarket Virtual Industrial Park, The Internet Medical Products Guide, RAInfo and Dr. MEDMarket. MEDMarket's stock was acquired pursuant to an Agreement and Plan of Merger and Reorganization dated as of September 17, 1999, wherein MEDMarket became a wholly-owned subsidiary of Netivation. Pursuant to the transaction two of the prior officers of MEDMarket, Thomas A. Slater and Paul Barloon, will become the General Manager

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and the Product Manager, respectively of MEDMarket. Prior to the closing, there was no material relationship between the principals or affiliates of MEDMarket and Netivation.

     The amount of consideration for the acquisition was $925,000; comprised of cash of $100,000, assumption of up to $75,000 of MEDMarket liabilities, and 100,000 shares of Netivation common stock valued at closing at $750,000. MEDMarket's shareholders have agreed that the Netivation common stock issued to them shall remain subject to a one-year lock-up term. Netivation's 100,000 shares issued to MEDMarket represent approximately 1.08% of Netivation's outstanding stock.

     The cash portion of the acquisition was financed by proceeds Netivation received through its initial public offering.

     The purchase price was the result of arm's-length negotiation between MEDMarket and Netivation, based on Netivation's evaluation of the fair market value of MEDMarket's business, revenue streams, and key industry contacts.

     Netivation intends that the assets of MEDMarket will be used by Netivation and/or by Netivation's wholly-owned subsidiary in a manner generally consistent with the use of such assets by MEDMarket immediately prior to the consummation of the acquisition.

Politicallyblack.com
--------------------

     On October 19, 1999, Netivation.com, Inc. ("Netivation") acquired all of the issued and outstanding stock of politicallyblack.com, Inc. ("Politicallyblack"). Politicallyblack, a Maryland corporation, formed in April 1999, has the first web site dedicated to promoting African American economics, politics, technology and civic participation. The Politicallyblack web site features the most comprehensive news service and up-to-date legislative analyses on minority issues. Politicallyblack's stock was acquired pursuant to an Agreement and Plan of Merger dated as of October 12, 1999, wherein Politicallyblack merged into a wholly-owned subsidiary of Netivation, which is now known as Politicallyblack.com, Inc., a Delaware corporation. Pursuant to the transaction, the two prior officers of Politicallyblack, Roderick Conrad and Charles Ellison will continue in their positions as the President and Chief Executive Officer, and the Vice President and Secretary and Chief Operating Officer, respectively of Politicallyblack.com, Inc. Prior to the closing, there was no material relationship between the principals or affiliates of Politicallyblack and Netivation.

     The amount of consideration for the acquisition was $276,250; comprised of cash of $55,000, assumption of all of Politicallyblack's liabilities, if any, and 30,000 shares of Netivation common stock valued at closing at $221,250. The 30,000 shares issued to Politicallyblack represent approximately 0.33% of Netivation's outstanding stock.

     The cash portion of the acquisition was financed by proceeds Netivation received through its initial public offering.

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     The purchase price was the result of arm's-length negotiation between
Politicallyblack and Netivation, based on Netivation's evaluation of the fair market value of Politicallyblack's business and key industry contacts.

     Netivation intends that the assets of Politicallyblack will be used by Netivation and/or by Netivation's wholly-owned subsidiary in a manner generally consistent with the use of such assets by Politicallyblack immediately prior to the consummation of the acquisition.

Raintree Communications Corporation
-----------------------------------

     On October 21, 1999, Netivation.com, Inc. ("Netivation") acquired all of the issued and outstanding stock of Raintree Communications Corporation ("Raintree"). Raintree, a Virginia corporation, was founded in 1994, and has developed a telephone-based service known as Policy Voice. The telephone service combines the use of interactive voice response units with database and fax servers to provide members with access to legislative messages, allows members to request documents on-demand, or be transferred to the office of their federal or state legislator. Raintree's stock was acquired pursuant to an Agreement and Plan of Merger dated as of October 19, 1999, wherein Raintree became a wholly-owned subsidiary of Netivation. Pursuant to the transaction, one of the officers of Raintree, Sean Kennedy, will become President of Raintree. Prior to the closing, there was no material relationship between the principals or affiliates of Raintree and Netivation.

     The amount of consideration for the acquisition was $1,150,000; comprised of cash of $100,000, assumption of Raintree's liabilities, if any, and 150,000 shares of Netivation common stock valued at closing at $1,050,000. The 150,000 shares issued to Raintree represent approximately 1.63% of Netivation's outstanding stock.

     The cash portion of the acquisition was financed by proceeds Netivation received through its initial public offering.

     The purchase price was the result of arm's-length negotiation between Raintree and Netivation, based on Netivation's evaluation of the fair market value of Raintree's business, revenue streams, and key industry contacts.

Public Disclosure, Inc.
-----------------------

     On October 22, 1999, Netivation.com, Inc. ("Netivation") acquired all of the issued and outstanding stock of Public Disclosure, Inc. ("PDI"). PDI, a Washington corporation, is the developer and provider of FECInfo, a comprehensive up-to-the-minute web site of Federal Election Commission information on federal candidates and interest groups. PDI's stock was acquired pursuant to an Agreement and Plan of Merger dated as of October 22, 1999, wherein PDI merged into a wholly-owned subsidiary of Netivation, which is now know as Public Disclosure, Inc., a Delaware corporation. Pursuant to the transaction, the prior officers of PDI, Kent Cooper and Anthony Raymond will become the Co-Chief Executive Officer and Secretary and the Co-Chief Executive Officer and Treasurer, respectively, of Public Disclosure, Inc., a

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wholly-owned subsidiary of Netivation. Prior to the closing, there was no material relationship between the principals or affiliates of Public Disclosure and Netivation.

     The amount of consideration for the acquisition was $2,083,750; comprised of cash of $190,000, assumption of PDI's liabilities, if any, and 300,000 shares of Netivation common stock valued at closing at $1,893,750. The 300,000 shares issued to PDI represent approximately 3.263% of Netivation's outstanding stock.

     The cash portion of the acquisition was financed by proceeds Netivation received through its initial public offering.

     The purchase price was the result of arm's-length negotiation between PDI and Netivation, based on Netivation's evaluation of the fair market value of PDI's business, database, revenues and key industry contacts.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     Pursuant to Item 310 of Regulation S-B(c) and (d), any required financial statements will be filed as an amendment to this report not later than sixty
(60) days from the date this report is filed.

     (c)  Exhibits.

                   2.1 Agreement and Plan of Merger and Reorganization, dated as of September 17, 1999, among Netivation.com, Inc., Netivation.com Merger Two Corp., MEDMarket, Inc., and MEDMarket's selling shareholders.

                          Exhibit     A    -      Selling Stockholders
                                      B    -      Certain Definitions
                                      C    -      Director and Officer of
                                                   Surviving Corporation
                                      D    -      Allocation of Merger
                                                   Consideration
                                      E    -      Form of Legal Opinion
                                      F    -      Form of Employment and
                                                   Noncompetition Agreement
                                      G    -      Form of Escrow Agreement
                          Schedule    2.6  -      Liabilities
                                      2.7  -      Agreements
                                      2.8  -      Obligations to Related Parties
                                      2.9  -      Changes to Public
                                                   Disclosure, Inc.
                                      2.10 -      Leases
                                      2.15 -      Employees


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                   2.2  Agreement and Plan of Merger, dated as of October 12,
                        1999, among Netivation.com, Inc., Netivation.com Merger Six Corp., Politicallyblack.com, Inc. and the Selling Stockholders of Politicallyblack.com, Inc.

                          Exhibit     A    -      Selling Stockholders
                                      B    -      Certain Definitions
                                      C    -      Director and Officer of
                                                   Surviving Corporation
                                      D    -      Allocation of Merger
                                                   Consideration
                                      E    -      Form of Legal Opinion
                                      F    -      Form of Employment and
                                                   Noncompetition Agreement
                                      G    -      Form of Escrow Agreement
                                      H    -      Form of Prospective Offeree
                                                   Questionnaire
                          Schedule    2.3  -      Voting Rights
                                      2.6  -      Liabilities
                                      2.7  -      Agreements
                                      2.8  -      Obligations to Related Parties
                                      2.9  -      Changes to
                                                   Politicallyblack.com
                                      2.10 -      Assets
                                      2.15 -      Employees

                   2.3 Agreement and Plan of Merger, dated as of October 19, 1999, among Netivation.com, Inc., Netivation.com Merger Four Corp., Raintree Communications Corporation and the Selling Stockholders of Raintree Communications Corporation.

                          Exhibit     A    -      Selling Stockholders
                                      B    -      Certain Definitions
                                      C    -      Director and Officer of
                                                   Surviving Corporation
                                      D    -      Allocation of Merger
                                                   Consideration
                                      E    -      Form of Legal Opinion
                                      F    -      Form of Employment and
                                                   Noncompetition Agreement
                                      G    -      Form of Escrow Agreement
                                      H    -      Form of Prospective Offeree
                                                   Questionnaire
                                      I    -      Form of Lock-Up
                                      J    -      Piggy-Back Registration
                                                   Rights


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                          Schedule    2      -    Schedule of Exceptions
                                      2.10   -    Assets
                                      2.17   -    Consents

                   2.4 Agreement and Plan of Merger, dated as of October 22, 1999, among Netivation.com, Inc., Netivation.com Merger Five Corp., Public Disclosure, Inc., and the Selling Stockholders of Public Disclosure, Inc.

                          Exhibit     A      -    Selling Stockholders
                                      B      -    Certain Definitions
                                      C      -    Director and Officer of
                                                   Surviving Corporation
                                      D      -    Allocation of Merger
                                                   Consideration
                                      E      -    Form of Legal Opinion

                                      F      -    Form of Employment and
                                                   Noncompetition Agreement
                                      G      -    Form of Escrow Agreement
                                      H      -    Form of Prospective Offeree
                                                   Questionnaire
                          Schedule    2.1    -    Authority to do Business
                                      2.6    -    Liabilities
                                      2.7    -    Agreements
                                      2.8    -    Obligations to Related Parties
                                      2.9    -    Changes to Public
                                                   Disclosure, Inc.
                                      2.10   -    Assets
                                      2.11   -    Patents and Trademarks
                                      2.11(a)-    Outstanding Options,
                                                   Licenses and Agreements
                                      2.13   -    Litigation
                                      2.14   -    Tax Returns and Payments
                                      2.15   -    Employees

                   99.1 Press Release dated October 20, 1999 for MEDMarket, Inc.
                        Acquisition

                   99.2 Press Release dated October 28, 1999 for
                        politicallyblack.com, Inc., Raintree Communications Corporation, and Public Disclosure, Inc.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

     Dated as of November 10, 1999.

                    NETIVATION.COM, INC.

                         By  /s/ Anthony J. Paquin
                             -----------------------------------------------
                             Anthony J. Paquin
                             President and Chief Executive Officer

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